                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 1997

                    Brauvin Net Lease V, Inc.
      (Exact name of registrant as specified in its charter)

             Maryland             0-28332           36-3913066
           (State or other       (Commission        (IRS Employer
         jurisdiction of        File Number)      Identification
            organization)                             Number)

150 South Wacker Drive,  Suite 3200,  Chicago, Illinois  60606
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code  (312) 443-0922

                          Not Applicable
  (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Capitalized terms not otherwise defined herein will have the same meaning as in the prospectus of Brauvin Net Lease V, Inc. (the
"Company") dated February 25, 1994 as supplemented to date (the
"Prospectus").


Jiffy Lube & Firestone Facilities - East Norriton Township, Pennsylvania

On February 20, 1997, effective as of January 20, 1997 the Company, through a wholly-owned subsidiary intended to qualify as a qualified REIT subsidiary purchased the land and two buildings (the "Property") consisting of a 6,580 square foot building underlying a Firestone Tire & Service Center facility (the "Firestone Facility") and a 2,440 square foot building underlying a Jiffy Lube oil change facility (the "Jiffy Lube Facility"), located in East Norriton Township from Germantown Associates, L.P., an unaffiliated party, for $1,450,000 plus closing costs. The Firestone Facility has been leased to Bridgestone/Firestone Inc. ("Firestone") for an initial term of 25 years ending January 31, 2013. The Jiffy Lube Facility has been leased to Jiffy Lube International of Maryland, Inc. for an initial term of 20 years ending May 8, 2007.

Both the Firestone Facility and the Jiffy Lube Facility will be operated by the respective lessees and the Company will be a landlord only and will not participate in the operations of the facilities.

Bridgestone/Firestone, Inc.

Bridgestone/Firestone, Inc., based in Nashville, Tennessee, develops, manufactures, markets and retails tires for almost every kind of motorized vehicle. Firestone has approximately 1500 Firestone Tire & Service Centers nationwide which sell automotive aftermarket tires and services the undercarriage needs of the average vehicle owner. Firestone Tire & Service Centers are usually free-standing buildings predominately located near or in suburbs of metropolitan areas. Bridgestone/Firestone is the principal subsidiary of Bridgestone Corporation, listed on the Tokyo Stock Exchange, the world's largest tire and rubber company.

Jiffy Lube International of Maryland, Inc.

Jiffy Lube International of Maryland, Inc. ("Jiffy Lube") is a wholly-owned subsidiary of Jiffy Lube International, Inc. ("Jiffy Lube International"). Jiffy Lube International, 100% owned by Pennzoil Corporation (a NYSE listed company), is the guarantor on the lease and the nation's largest operator of quick automotive lubrication service centers. As of December 31, 1996, Jiffy Lube International operated or franchised 1,403 Jiffy Lube International
service units throughout the United States.   Jiffy Lube
International service centers are usually free-standing buildings predominately located near or in suburbs of metropolitan areas.


The Property

The Property is located on a parcel of land in a regional shopping district on Germantown Pike near the intersection of Germantown Pike and Dekalb Pike, a major intersection in eastern Montgomery
County, Pennsylvania.   Montgomery County is the wealthiest county
in the State of Pennsylvania on a per capita basis.   The Property
consists of two free-standing buildings, the Firestone Facility of 6,580 square feet and the Jiffy Lube Facility of 2,440 square feet on an approximately 1.49 acre lot. Approximately $1,070,068 of the basis of the Property is anticipated to be allocated to building and $441,985 to land including acquisition fees and closing costs. For Federal tax purposes, depreciation will be based on MACRS schedule of 39 years.

Terms of the Acquisition

The purchase price of the Property was $1,450,000 and was paid in cash at closing. The purchase price was supported by an MAI appraisal. The Company acquired fee simple title to the Property. The aggregate fees paid to the Advisor in connection with the acquisition was $50,750. The Company, through its wholly-owned subsidiary, also agreed to indemnify the seller against claims which may be brought against the seller by a potential purchaser of the Property.

The Leases

The Firestone Facility is leased to Firestone (the "Firestone Lease"), under an initial twenty five year lease with two five year options. The Firestone Lease requires Firestone to pay a minimum
base rent each month in the amount of $7,975.   In addition to
rental payments, Firestone is required to pay directly or indirectly for all expenses related to the Firestone Facility and its pro-rata share of expenses relating to the common area between the Firestone Facility and the Jiffy Lube Facility including real estate taxes, insurance premiums and repairs and maintenance costs related to the Firestone Facility.

The Jiffy Lube Facility is leased to Jiffy Lube (the "Jiffy Lube Lease"), under an initial twenty year lease with two five year
options.   The Jiffy Lube Lease requires Jiffy Lube to pay a
minimum base rent each month in the amount of $6,570. In addition to rental payments, Jiffy Lube is required to pay directly or indirectly for all expenses related to the Jiffy Lube Facility and its pro-rata share of expenses relating to the common area between the Firestone Facility and the Jiffy Lube Facility including real estate taxes, insurance premiums and repairs and maintenance costs related to the Jiffy Lube Facility.

Risk of Ownership

The possibility exists that Jiffy Lube and/or Firestone may be unable to fulfill their respective obligations pursuant to the terms of their respective leases, including making base rent payments to the Company. Furthermore, the Company may be unable to successfully locate a substitute tenant(s) due to the fact the that buildings have been designed primarily to house the current
operations of each tenant.   Thus, the Property may not be readily
marketable to a new tenant without substantial capital improvements or remodeling. Such improvement may require the expenditure of Company funds otherwise available for distribution or require the
sale of the Property.   See "Risk Factors" in the Prospectus.

Item 7. Financial Statements and Exhibits

(a)(1)  Financial Information

        Summary financial information regarding the tenants at the Property are not currently available and will be filed by the Company not later than sixty days after the date of the report.

Item 7. Financial Statements and Exhibits

(2)     Forecasted Financial Information

                    BRAUVIN NET LEASE V, INC.
                FORECASTED STATEMENT OF OPERATIONS
          FOR THE TWELVE MONTHS ENDING FEBRUARY 28, 1998
                   (INCLUDING ALL ACQUISITIONS)
                           (Unaudited)


INCOME:
  Rental (Note 1)                                     $ 1,310,026
  Interest                                                 14,078
     Total Income                                       1,324,104

EXPENSES (Note 2):
  Director fees                                            16,000
  Advisory fees                                           175,000
  General and administrative                               93,000
  Management Fees (Note 3)                                 12,325
     Total Expenses                                       296,325

Operating Cash Flow                                     1,027,779

Less:
  Depreciation (Note 4)                                   188,410

Net Income                                              $ 839,369






         See Notes to Forecasted Statement of Operations.

                BRAUVIN NET LEASE V, INC.
           NOTES TO FORECASTED STATEMENT OF OPERATIONS
          FOR THE TWELVE MONTHS ENDING FEBRUARY 28, 1998
                   (INCLUDING ALL ACQUISITIONS)
                           (Unaudited)

1. Rental Income

Forecasted rental income is based on monthly rent billed to all tenants of approximately $102,710. Forecasted rental income includes the monthly rent of the Company's acquisitions of one Country Harvest Buffet restaurant, acquired November 21, 1994, one On The Border restaurant, acquired January 9, 1995, one Blockbuster Video store, acquired January 31, 1995, one Chili's restaurant, acquired April 13, 1995, one Just For Feet store, acquired June 15, 1995, one Video Watch store, acquired July 31, 1995, one Pier One Imports store, acquired May 3, 1996, one Taylor Rental store, acquired November 22, 1996, and one Firestone and Jiffy Lube store, acquired on February 20, 1997 (the "Firestone/Jiffy Lube Property") (collectively, the "Properties").

Forecasted rental income is recognized on a straight-line basis over the life of the related leases. Differences between rental income earned and amounts due the respective lease agreements are credited or charged as applicable to deferred rent receivable.

2. Property Operating Expenses

The Properties are each triple net leased to the respective tenant, by which the tenant is responsible for paying all real estate taxes, insurance premiums and repairs and maintenance costs. The Company is, therefore, not responsible for operating expenses attendant to the ownership of the Properties except for management fees. Pursuant to the terms of the Pier One store lease, the Company is responsible for the roof and structural components of the building and parking lot excluding normal maintenance.

3. Management Fee Expense

A management fee is payable to an affiliate of the Company in the amount of 1% of gross revenues derived from the operations of the Properties.

4. Depreciation

For presenting forecasted depreciation, approximately $7,485,237 of the basis of the Properties will be allocated to building and $3,946,501 to land. Tax basis depreciation will be based on MACRS 39 years. Book depreciation is recorded on a straight-line basis over a period of 40 years.

5. Taxable Income

The Company intends to qualify as a real estate investment trust and therefore is required to distribute substantially all of its taxable income to its stockholders.

Item 7. Financial Statements and Exhibits

(b)     Pro Forma Financial Statements.

        The pro forma information included herein is presented for the year ended December 31, 1995 and as of and for the nine months ended September 30, 1996, corresponding to the period of the Company's annual and quarterly financial statements most recently filed with the Securities and Exchange Commission.

                    BRAUVIN NET LEASE V, INC.
                  PRO FORMA STATEMENT OF INCOME
               For the Year Ended December 31, 1995
                            (Unaudited)

                         On The Border, On The Border,
                          Blockbuster   Blockbuster
                        Video, Chili's, Video, Chili's,
                         Just For Feet, Just For Feet,
                          Video Watch,  Video Watch,
                            Pier One      Pier One
                           and Taylor     and Taylor                All
                             Rental        Rental    Firestone    Properties
                Historical  Pro Forma    Pro Forma   Jiffy Lube   Pro Forma
                  Results  Adjustments    Results    Adjustments   Results
INCOME:
Rental (Note 4)  $631,467     $502,328   $1,133,795    $174,540   $1,308,335
Interest
 (Note 5)         130,545      (91,836)      38,709     (37,801)         908

Total Income      762,012      410,492    1,172,504     136,739    1,309,243

EXPENSES:
Directors' fees    19,743           --       19,743          --       19,743
Advisory fees      55,525           --       55,525          --       55,525
Management fees
 (Note 6)           6,386        4,241       10,627       1,745       12,372
General and
 administrative    63,082           --       63,082          --       63,082
Acquisition costs  21,678           --       21,678          --       21,678
Depreciation and
 amortization     101,908       59,750      161,658      26,752      188,410

Total Expenses    268,322       63,991      332,313      28,497      360,810

Net Income       $493,690     $346,501     $840,191    $108,242     $948,433

Net Income per
 Share (Note 7)  $   0.56     $   0.28     $   0.67    $   0.09     $   0.76


The historical results distribution per weighted average share outstanding (883,012 shares for the period ended December 31, 1995) is $.48. The pro forma distribution (all Properties, excluding Firestone/Jiffy Lube Property) and the pro forma distribution (all Properties), calculated assuming that 1,249,968 shares were outstanding (the minimum number of shares necessary to provide proceeds sufficient for the Company to acquire all Properties), is
$0.64 per share and $0.72  per share, respectively.   The historical results
distribution per share is based on actual distributions paid in 1995 and the pro forma distributions assume distributions of 95% of the real estate investment trust taxable income and that the "Net Income" equals real estate investment trust taxable income for the period. The pro forma results distribution would be taxable as ordinary income.
           See Notes to Pro Forma Financial Statements.

                        BRAUVIN NET LEASE V, INC.
             NOTES TO PRO FORMA FINANCIAL STATEMENTS
                        DECEMBER 31, 1995
                           (UNAUDITED)

1.   Basis of Presentation

The unaudited pro forma financial statements are based upon the Company's audited financial statements for the year ended December 31, 1995 with pro forma adjustments based on (1) the acquisitions of one On The Border restaurant, one Blockbuster Video store, one Chili's restaurant, one Just For Feet store, one Video Watch store, one Pier One Imports store, and one Taylor rental store; and (2) the acquisition of one Firestone/Jiffy Lube store (the "Firestone/ Jiffy Lube Property") (collectively, the "Properties").

The pro forma adjustments reflect the financial effect of the acquisitions as if they had been consummated on January 1, 1995.
These adjustments are described in detail by the following footnotes.

2.   Investment Properties

The Firestone/Jiffy Lube Property is stated at its purchase price plus acquisition fees and closing costs. Depreciation is recorded on a straight-line basis over a period of 40 years.

3.   Cash and Cash Equivalents

The pro forma adjustments represent the amount of cash used in acquiring the Firestone/Jiffy Lube Property. It is assumed that sufficient funds were available for the acquisitions at the commencement of operations although funds were raised through February, 1996.

4.   Rental Income

The pro forma adjustments assume that the Properties were acquired on January 1, 1995 and twelve months of rental income has been recognized in 1995.

Proforma rental income is recognized on a straight-line basis over the life of the related leases. Differences between rental income earned and amounts due the respective lease agreements are credited or charged as applicable to deferred rent receivable.


5.   Interest Income

The pro forma adjustment to reduce interest income assumes that the funds used in acquiring the Properties were not invested in 2.5% interest-bearing deposits throughout the period.

6.   Management Fees

A management fee is payable to an affiliate of the Company in the amount of 1% of gross revenues derived from the operations of the Properties.

7.   Earnings Per Share

The historical results earnings per share per weighted average share is calculated based on 883,012 shares for the year ended December 31, 1995. The earnings per share pro forma results (all Properties, excluding Firestone/Jiffy Lube Property only) and the pro forma results (all Properties) is calculated assuming the shares outstanding at December 31, 1995 were a sufficient number of shares (1,249,968 shares) to acquire all Properties.

                    BRAUVIN NET LEASE V, INC.
                     PRO FORMA BALANCE SHEET
                        September 30, 1996
                            (Unaudited)

                                 Historical   Pro Forma   Pro Forma
                                    Results   Adjustments   Results
ASSETS
Investment in real estate,
   at cost (Note 2):
 Land                          $ 3,176,192   $  770,309 $ 3,946,501
 Buildings                       6,064,576    1,420,661   7,485,237
Total investment                 9,240,768    2,190,970  11,431,738
 Less: accumulated
   depreciation                   (202,987)          --    (202,987)
Net investment in
   real estate                   9,037,781    2,190,970  11,228,751

Cash and cash
 equivalents (Note 3)            2,692,076   (2,190,970)    501,106
Organization costs                  16,917           --      16,917
Tenant receivables                  69,792           --      69,792
Prepaid expenses and deferred
 acquisition costs                 111,294           --     111,294
Total Assets                   $11,927,860   $       -- $11,927,860

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Accounts payable and accrued
 expenses                      $     18,000   $       -- $    18,000
Prepaid rent                         12,292           --      12,292
Due to affiliates                    56,557           --      56,557
Total Liabilities                    86,849           --      86,849

Stockholders' Equity
Preferred stock                          --           --          --
Common stock                         12,990           --      12,990
Additional paid-in capital       11,894,714           --  11,894,714
Retained earnings                   (66,693)          --     (66,693)
Total Stockholders' Equity       11,841,011           --  11,841,011

Total Liabilities &
 Stockholders' Equity           $11,927,860   $       -- $11,927,860






           See Notes to Pro Forma Financial Statements.

                    BRAUVIN NET LEASE V, INC.
                  PRO FORMA STATEMENT OF INCOME
           For the Nine Months Ended September 30, 1996
                            (Unaudited)

                              Pier One      Pier One
                             and Taylor    and Taylor                All
                               Rental       Rental     Firestone   Properties
                Historical    Pro Forma    Pro Forma   Jiffy Lube  Pro Forma
                  Results    Adjustments    Results    Adjustments Results
INCOME:
Rental (Note 4)   $750,274     $105,755    $ 856,029   $130,905    $ 986,934
Interest
 (Note 5)          118,364      (28,048)      90,316    (28,351)      61,965

Total Income       868,638       77,707      946,345    102,554    1,048,899

EXPENSES:
Directors' fees     16,999           --       16,999         --       16,999
Advisory fees      114,631           --      114,631         --      114,631
Management fees
 (Note 6)            6,799        1,057        7,856      1,309        9,165
General and
 administrative     78,748           --       78,748         --       78,748
Acquisition costs   38,306           --       38,306         --       38,306
Depreciation and
 amortization      111,632       14,096      125,728     20,064      145,792

Total Expenses     367,115       15,153      382,268     21,373      403,641
Net Income        $501,523     $ 62,554     $564,077    $81,181     $645,258

Net Income per
 Share (Note 7)   $   0.39     $   0.05     $   0.44    $   0.06    $   0.51


The historical results distribution, the pro forma distribution (all Properties, excluding the Firestone/Jiffy Lube Property) and the pro forma distribution (all Properties) per weighted average shares outstanding (assumed to be 1,270,712 shares for the period ending September 30, 1996) is $0.53 per share, $0.42 per share and $0.48 per share, respectively. The pro forma distributions are calculated using the weighted average shares outstanding at September 30, 1996. The historical results distribution per share is based on actual distributions paid in 1996 and the pro forma distributions assume distributions of 95% of the real estate investment trust taxable income and that the "Net Income" equals real estate investment trust taxable income for the period. The pro forma results distribution would be taxable as ordinary income.
           See Notes to Pro Forma Financial Statements.

                    BRAUVIN NET LEASE V, INC.
             NOTES TO PRO FORMA FINANCIAL STATEMENTS
                        SEPTEMBER 30, 1996
                           (UNAUDITED)

1.   Basis of Presentation

The unaudited pro forma financial statements are based upon the Company's unaudited financial statements for the nine months ended September 30, 1996 with pro forma adjustments based on the acquisition of one Pier One Imports store, one Taylor Rental store and one Firestone/Jiffy Lube store (the "Firestone/Jiffy Lube Property") (collectively, the "Properties").

The pro forma adjustments reflect the financial effect of the acquisitions as if they had been consummated on January 1, 1996.
These adjustments are described in detail by the following footnotes.

2.   Investment Properties

The Taylor rental and Firestone/Jiffy Lube stores are stated at their purchase price plus acquisition fees and estimated closing costs. Depreciation is recorded on a straight-line basis over a period of 40 years.

3.   Cash and Cash Equivalents

The pro forma adjustments represent the amount of cash used in acquiring the Taylor rental and Firestone/Jiffy Lube stores.

4.   Rental Income

The pro forma adjustments assume that the Properties were acquired on January 1, 1996 and that nine months of rental income has been recognized in 1996.

Proforma rental income is recognized on a straight-line basis over the life of the related leases. Differences between rental income earned and amounts due the respective lease agreements are credited or charged as applicable to deferred rent receivable.

5.   Interest Income

The pro forma adjustment to reduce interest income assumes that the funds used in acquiring the Properties were not invested in 2.5% interest-bearing deposits throughout the three month period.
6.   Management Fees

A management fee is payable to an affiliate of the Company in the amount of 1% of gross revenues derived from the operations of the Properties.

7.   Earnings Per Share

The historical results and the pro forma results earnings per share per weighted average share are calculated based upon 1,270,712 shares for the period ending September 30, 1996.

                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

                      BRAUVIN NET LEASE V, INC.



                      By:     /s/ Jerome J. Brault
                              Jerome J. Brault
                              President and Chief Executive Officer


                      Dated: March 5, 1997
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